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                                                                    EXHIBIT 10.6
                                CONSENT TO ASSIGNMENTS

                                  DATED JUNE 1, 1997


In this document, "Agreements" means all natural gas, power marketing, energy services, transportation, storage, or other form of merchant agreements or transactions in effect as of June 1, 1997, between Westcoast Gas Services Inc.
(WGSI), and Cascade Natural Gas Corporation, (the "COMPANY") including without limitation the agreements or transactions listed on the attached Schedule I.

Company hereby consents to the assignment and conveyance by WGSI of all of WGSI's rights under the respective Agreements, and delegation by WGSI of all of its obligations under the Agreements, to Engage Energy Canada, L.P. (Engage), effective as of June 1, 1997.

Engage agrees that, on receipt of such assignment and delegation, from and after June 1, 1997, it will assume all of WGSI's rights and obligations under the Agreements. The Agreements so assigned to Engage shall remain in full force and effect between Engage and the Company. Engage and Company hereby each ratify and confirm the terms of the Agreements for all purposes, effective June 1, 1997.

This Consent document may be signed in any number of counterparts, and upon each party having executed and delivered to Engage, and Engage having executed all of those counterparts, all counterparts will have the same force and effect and if all parties had executed and delivered the same Consent document.

ENGAGE ENERGY CANADA, L.P.                     CASCADE NATURAL GAS CORPORATION


By:                                            By:
       ------------------------------                  -------------------------

Name:  Peter Leier                             Name:
                                                       -------------------------


Title: Vice President and General Counsel      Title:
                                                       -------------------------

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

-----------------------------------------------------------------------------------------------------------
Cascade Natural Gas Corp    MERCHANT    1872    Gas Transaction       01-Jul-94    01-Jul-94    evergreen
                                                Agreement
-----------------------------------------------------------------------------------------------------------
Cascade Natural Gas Corp    MERCHANT            Gas Sales Agreement   17-Aug-94    17-Aug-94    31-Oct-04
                                                (Kingsgate - 27,037
                                                MMBtu/d)
-----------------------------------------------------------------------------------------------------------
Cascade Natural Gas Corp    MERCHANT    1934    Gas Sales Agreement   01-Nov-90    01-Nov-90    31-Oct-97
                                                (Cascade #1 - 5,000
                                                MMBtu/d)
-----------------------------------------------------------------------------------------------------------
Cascade Natural Gas Corp    MERCHANT    1958    Gas Sales Agreement   26-Aug-93    01-Nov-93    31-Oct-98
                                                (Cascade #2 - 10,000
                                                MMBtu/d)
-----------------------------------------------------------------------------------------------------------